Sunrise Assisted Living

SUNRISE
ASSISTED LIVING



Leading a revolution in long-term care

Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, the risks of downturns in economic conditions generally, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INVESTMENT HIGHLIGHTS

99% Private Pay

Strong Market Presence

Strong Organic Growth

Strong Industry Fundamentals

Reputation for Customer Satisfaction and Quality

High Quality Portfolio Comprised of Superior Model Prototype

Highly Experienced and Disciplined Management Team

Sustainable Financial Growth

Self Funding at a Rapid Growth Rate

ATTRACTIVE INDUSTRY FUNDAMENTALS

Senior Care - Annual Spending in 1999


Home Care
Assisted Living
27%
12%
61%
Nursing Home

Total Market: $140 billion

Source: National Investment Center for the Seniors Housing and Care Industries, National Association of Home Care, and American Senior Housing Association

Sector Demographic Growth


70%
60%
50%
40%
30%
20%
10%
0%
Growth
34%
9%
Years 2000-2010
+85 Population
U.S. Population

Source: U.S. Census Bureau

SUNRISE ASSISTED LIVING

ASSISTED LIVING - A LONG-TERM CARE OPTION


Few needs
Requires ADL assistance
Advanced ADL/ Alzheimer care
Subacute nursing
Assisted Living
$65 - $150 per day
Nursing homes
$100 - $400+ per day
Home care
$60 - $400+ per day
Retirement communities
Acute-care hospitals

Source: Company information.

THE SUNRISE PRINCIPLES OF SERVICE

To Provide Care and Service in a Warm Residential Environment that:




CHAMPION QUALITY OF LIFE
FOR
ALL SENIORS
JOY IN SERVICE
DEVOTED STEWARDS
SENSE OF MISSION
RESPECT FOR ALL
EIGHT PRINCIPLES OF SERVICE
BELIEF IN THE SACRED VALUE OF HUMAN LIFE

- Nurtures the **Spirit**
- Protects **Privacy**
- Fosters **Individuality**
- **Personalize** Services
- Enables **Freedom of Choice**
- Encourages **Independence**
- Preserves **Dignity** and
- Involves **Family and Friends**

SUNRISE FORMULA FOR SUCCESS

DISCIPLINED SITE SELECTION STRATEGY → **PROVEN PRODUCT DESIGN** → **EXCELLENCE IN OPERATIONS** → **EFFICIENT & FLEXIBLE CAPITAL PLAN**








$

SUNRISE
ASSISTED LIVING

FOCUS ON THE BEST MARKETS AND THE BEST SITES IN THOSE MARKETS

- Go where most customers live
- Top 20 of 25 largest markets
- Deep customer demographics
- Builds brand awareness
- Operationally efficient
- 6 - 25 properties per cluster
- Min $20 million of revenues per cluster

- New York
- Los Angeles
- Chicago
- Washington - Baltimore
- San Francisco Bay Area
- Philadelphia
- Boston
- Detroit
- Atlanta
- Seattle
- Cleveland
- Minneapolis - St. Paul
- San Diego
- St. Louis
- Pittsburgh
- Denver
- Sacramento
- Cincinnati
- Indianapolis
- Columbus

DEVELOPMENT ACTIVITY

INDUSTRY PIPELINE

Additional Capacity(1)

(in thousands)



35
30
25
20
15
10
5
0
28.1
19.1
13.0
2.8
2.5
2.2
1.5
1998
1999
2000
2001
Sunrise
Total

- Industry building has slowed
- Sunrise development steady and disciplined
- Sunrise major market strategy supports continued development
- Planned openings:

	Homes	Residents
2002E:	19	1,700
2003E:	25-30	2,200-2,700

(1) Public companies plus leading private companies
Source: Industry Analyst

SUNRISE ASSISTED LIVING

FLEXIBLE, PROVEN MODEL

MIDDLE TO ⬇ UPPER MIDDLE INCOME



ASSISTED LIVING ⬆ HIGHER ACUITY ASSISTED LIVING ⬆ ALZHEIMER'S/ DEMENTIA CARE

SUNRISE ASSISTED LIVING








Principles of Service

MODEL ECONOMICS

- 95-100 Residents
  - 36 Alzheimer residents
- 99% Private Pay
- Staffing: Average 46-50 FTEs
- Average daily rate: $65-$150 per day
- Gross revenue: $3.5-$4.0 MM
- Operating income: $1.5-$1.7 MM
- Average capitalized cost: $11.0 MM
- Projected rates of return[1]:
  - 13%-15% return on total capital
  - 30%-40% return on equity



(1) Based on historical results

SUNRISE ASSISTED LIVING

TWENTY YEARS OF CUSTOMER FOCUS

RESIDENT

- 84 years average age
- 81% female, 19% male
- Needs help with 3 ADLs
- Cognitive impairment (50%)
- Medication assistance (80+%)
- Incontinent (50%)
- Average stay: 2.5 years

FAMILY

- Care decision-maker
- 45 - 65 year-old daughter or son
- Live nearby
- Managing parents finances
- Moderate to high income level
- May provide financial assistance
- Signs contract

SUNRISE ASSISTED LIVING

Twenty Years Experience in Resident Care



- Unique resident care programs
  - Wellness programs
  - Medication management
  - Reminiscence/Alzheimer's care
- Training programs
  - Leadership development
  - Five star program
  - Promote from within
- Continuous quality improvement
  - Focus on customer satisfaction

SUNRISE ASSISTED LIVING

ACCESS TO CAPITAL

$

Equity

* $46 million cash
* $85 million after tax cash flow
* $962 million of SMB transactions

Sources

AEW, Prudential, CalPERS, CSFB, major state pension funds

Debt

* $206 million unused credit lines
* $700 million of financings (average rate of 6.1%)
* $125 million convertible notes

Sources

Fannie Mae, GMACC, Fleet, Freddie Mac, GE Capital, Bank of America, Wachovia

SALE/LONG-TERM MANAGE-BACK PROCESS

3 Step Process

1. **Build Sunrise prototype property**
   - Cost = $11 million (Equity = $2.5 million, Debt = $8.5 million)

2. **Complete sale/long-term manage-back transaction**
   - Estimated market value = $16 million upon stabilization

3. **Results**
   - Return $2.5 million of initial equity
   - Pay-off $8.5 million of debt
   - Initial equity plus net gain provides funds to build 2+ new properties
   - Keep long-term management contract

Single Facility Example



($ in millions)
$20
15
10
5
0
$16.0
$11.0
$7.5
$2.5
$8.5
$8.5
Cost
Value
Debt
Equity

Pre-development expenses:	$	(500,000)
Start-up losses:		(200,000)
Depreciation (3 years):		(1,000,000)
Total:	**$**	**(1,700,000)**
Proceeds (pre-tax)	**$**	**5,000,000**
Net[1]	**$**	**3,300,000**

(1) Equal to proceeds minus expenses ($5.0 million - $1.7 million), excludes income generated by properties from break-even to sale.

SUNRISE ASSISTED LIVING

SALE/LONG-TERM MANAGE-BACK SUMMARY

(Dollars in millions)

	Primecare	AEW	Aureus	Prudential	CalPERS	Macquarie	Other	Total
Transactions	1	3	2	2	1	2	2	13
Gross Proceeds	$29.3	$172.0	$56.0	$148.6	$115.5	$393.0	$47.2	$961.6
Properties	2	12	4	10	7	25	3	63
Residents	184	1,039	342	896	648	2,438	269	5,816
Book Value	$22.9	$112.2	$36.7	$86.7	NA/JV	$275.0	$28.0	$561.5
Debt Reduction	$0.00	$104.10	$31.60	$98.00	NA/JV	$230.8	$25.5	$490.0
Sale %	100.0%	75.0%	100.0%	75.0%		80.0%	80.0%	
Pre-Tax Proceeds	$29.0	$47.8	$23.8	$34.0		$113.0	$16.7	$264.3

Average Sales Price (1):	$15.1
Average Book Value (1):	$10.0
Average Gain (pre-tax) (1):	$5.1

(1) Averages are on a per property basis assuming a 100% sale. Excludes CalPERS transaction.

SUNRISE ASSISTED LIVING

SUNRISE - GROWTH DRIVERS

SUNRISE
ASSISTED LIVING

Internal Growth	New Construction	New Management Services Opportunities	New Products and Services
Same-store and lease-up from owned and joint venture properties Management fee income growth	Top 20 U.S. markets International - UK, Germany, Canada, evaluating other opportunities	Build-up new third-party management Potential strategic opportunities Selective acquisitions with financial partners	New initiatives by Management Services Sunrise At-Home - opened January 2001 in Washington, DC market

SUNRISE
ASSISTED LIVING

EUROPEAN OPPORTUNITY

- Extraordinary opportunity
  - Strong demographics
  - Attractive market characteristics
- Growing third party management business
- Less competition
- Favorable market conditions
- Investing in infrastructure





Sunrise in the United Kingdom

SUNRISE ASSISTED LIVING

MORE SENIORS ARE CHOOSING SUNRISE

Communities Operated



250
200
150
100
50
0
CAGR = 33.4%
28
35
61
77
140
164
186
211
'95
'96
'97
'98
'99
'00
'01
'02E

Resident Capacity Operated



(In thousands)
20
16
12
8
4
0
CAGR = 32.7%
2.3
3.1
5.3
6.6
11.0
12.9
14.8
16.7
'95
'96
'97
'98
'99
'00
'01
'02E

SOLID FINANCIAL PERFORMANCE

(Dollars in millions)


REVENUE
CAGR = 35.9%
$450
375
300
225
150
75
0
$170.7
$255.2
$344.8
'98
'99
'00
'01
EBITDA
CAGR = 30.5%
$140
120
100
80
60
40
20
0
$59.4
$80.3
$111.3
$132.0
1998
1999
2000
2001
NET INCOME
CAGR = 23.7%
$70
60
50
40
30
20
10
0
$22.3
$24.2
$24.3
$47.2
$56.0
$64.7
1998
1999
2000
2001

Notes: FY1999 net income excludes $4.0 million non-recurring charge.
FY2001 net income excludes $3.2 million non-recurring income.
Projections based on the mid-point of the Company's earning guidance of $2.27 to $2.30 per share for 2002 and $2.57 to $2.65 per share for 2003.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (excluding non-recurring items and charges).

SUNRISE ASSISTED LIVING

MANAGEMENT SERVICES GROWTH

(Dollars in millions)

Management Division EPS Growth


CAGR = 29.8%
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$0.59
$0.79
$0.98
$1.29
2000A
2001
2002E
2003E

Revenues Under Management


Growth = 34.4%
$550
$425
$300
$175
$50
$274.9
$399.6
$496.9
1999
2000
2001

Note: Projections based on the mid-point of the Company's earning guidance of $0.99 to $1.03 per share for 2002 and $1.24 to $1.34 per share for 2003.

SUNRISE ASSISTED LIVING

SUNRISE RECENT HIGHLIGHTS

- 3Q02 EPS growth of 43% over 3Q01 results
- Opened 16 newly developed homes and added nine "reflagging" contracts
- Announced strategic relationship with Prudential to develop assisted living properties in the United Kingdom and Germany
- Sale/long-term manage back transactions
  - 2002 - closed or announced 19 transactions valued at $296 million
  - 2003 - 9 properties currently under contract, in advanced discussions for additional sales
- Reduced debt by $137 million from 12/31/01 (lowest debt level since 1Q99)
- Strong same-store performance - 3Q02 EBITDA grew 6.2% over 3Q01
- Announced $50 million common stock repurchase program

BALANCE SHEET SUMMARY

(Dollars in millions)

	Actual 9/30/00	Actual 9/30/02
Cash and cash equivalents	$76.6	$45.6
Property & equipment, net	805.3	777.4
Other assets	236.4	273.3
Total assets	$1,118.3	$1,096.3
Current maturities	109.1	42.4
Other long-term debt	580.7	450.9
Total debt	689.8	493.4
Other liabilities	84.5	159.2
Total liabilities	774.2	652.6
Minority interests	3.8	2.6
Stockholders' equity	340.2	441.1
Total liabilities & stockholders' equity	$1,118.3	$1,096.3
Debt to capitalization 1	62.9%	48.4%
Book value 2	$16.34	$21.58

Notes: (1) Equals total debt divided by debt plus stockholders' equity plus accumulated depreciation and amortization
(2) Equals stockholders' equity less intangibles plus depreciation and amortization divided by shares outstanding

SUNRISE ASSISTED LIVING

SUMMARY CREDIT STATISTICS

(Dollars in millions)

	Fiscal Year Ended December 31, 2000	Fiscal Year Ended December 31, 2001	LTM 9/30/02
Financial Summary:			
EBITDAR	$122.1	$142.1	$133.7
Net interest + rent expense	48.4	36.3	29.7
Net Debt	631.8	580.5	447.7
8x rent expense	86.7	81.3	69.6
Summary Credit Statistics:			
EBITDAR/Net Int. Expense + Rent	2.5x	3.9x	4.5x
(8x Rent + Net Debt)/EBITDAR	5.9x	4.7x	3.9x

SUNRISE ASSISTED LIVING

CREDIT STATISTICS

- All corporate debt, excluding convertible notes, secured by assets
- Tangible assets exceeds funded debt by approximately $550 million
- Market value of assets exceeds funded debt by approximately $850 million
- Repeat borrowings attractively priced - most recent borrowing at LIBOR + 120bps

SUNRISE ASSISTED LIVING

WHY SUNRISE?

- **Industry leader – over 20 years of experience**
- **Attractive private pay demographics**
- **Self-funded growth**
  - $46 million of cash, $85 million of after tax cash flow (3Q02 annualized) and up to $206 million of unused credit lines as of 9/30/02
- **Expected strong EPS growth rate**
  - 2001 EPS 80% above 2000 EPS
  - Expect 4Q02 EPS of $0.76-$0.78 (62% to 66% growth over 4Q01 results)
  - Expect mid-teens EPS growth rate in 2002 ($2.27 to $2.30 per share)
  - Expect mid-teens EPS growth rate in 2003 ($2.57 to $2.65 per share)
- **Attractive Valuation - EPS and Net Asset Value**


SUNRISE
ASSISTED LIVING